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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2004

FIRST HORIZON PHARMACEUTICAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware (State of incorporation)	000-30123 (Commission File Number)	58-2004779 (IRS Employer Identification No.)

6195 Shiloh Road
Alpharetta, Georgia 30005
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (770) 442-9707

Item 7. Financial Statements and Exhibits.

(c)
Exhibits

Exhibit No.	Description
99.1	Press Release dated April 12, 2004 regarding Prenate Elite.

Item 9. Regulation FD Disclosure.

        On April 12, 2004, First Horizon Pharmaceutical Corporation issued a press release regarding Prenate Elite. A copy of this press release is being furnished as Exhibit 99.1 of this Current Report on Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON PHARMACEUTICAL CORPORATION (Registrant)
By:	/s/ DARRELL BORNE
Name:	Darrell Borne
Title:	Chief Financial Officer

Date: April 12, 2004

Exhibits

Exhibit No.	Description
99.1	Press Release dated April 12, 2004 regarding Prenate Elite.

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
Exhibits